UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2021

Cohu, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	COHU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of New Director

On May 5, 2021, the Board of Directors (the “Board”) of Cohu, Inc. (“Cohu”) appointed Yon Yoon Jorden to join the Board as a Class 2 director whose term will expire at Cohu’s 2024 annual meeting of stockholders. Ms. Jorden has also been appointed to the Audit Committee. Such appointments are effective as of May 10, 2021. There is no arrangement or understanding between Ms. Jorden and Cohu or any other person pursuant to which she was selected as a director.

Ms. Jorden will be compensated in accordance with Cohu’s current director compensation program, including an annual retainer of $60,000; annual fee as Audit Committee member of $10,000; and an initial equity grant of restricted stock units (“RSUs”) with a total value of $150,000, but the total value of such grant pro-rated based on the period of time between appointment as director and the next scheduled director annual equity grant date, and such grant to vest over three years. In addition, Ms. Jorden will be eligible for the regular directors’ annual equity grant of RSUs, expected in May 2022, with a total value of $150,000, and such annual grant would thereafter vest in approximately one year.

Ms. Jorden was provided, and is expected to sign, Cohu’s standard form of indemnification agreement for directors, which is attached as Exhibit 10.1 to Cohu’s Form 8-K filed with the SEC on December 13, 2018.

A copy of Cohu’s press release relating to this announcement is being furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. – 99.1

Description - Cohu Appoints Yon Jorden to its Board of Directors, dated May 10, 2021

Exhibit No. – 104

Cover Page Interactive Data File (embedded within the Inline XBRL document)

Index of Exhibits

EXHIBIT NO.	DESCRIPTION

99.1 104	Cohu Appoints Yon Jorden to its Board of Directors, dated May 10, 2021 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

May 10, 2021	By: s/ Jeffrey D. Jones Name: Jeffrey D. Jones Title: VP Finance and Chief Financial Officer